                                                                   EXHIBIT 10.18

                                                                   WARRANT NO. 8


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO INTELLON CORPORATION, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                                                                  500,000 SHARES
                                                                 AUGUST 30, 2000


                              COMMON STOCK WARRANT

                                       OF

                              INTELLON CORPORATION


       THIS CERTIFIES THAT MOTOROLA, INC. ("Warrantholder") is entitled to subscribe for and purchase from Intellon Corporation, a Florida corporation (the "Company"), at any time or from time to time from the date hereof (the "Issuance Date") and prior to 5:00 p.m., Ocala, Florida time on June 30, 2003 (the "Expiration Date"), in accordance with the terms of this Warrant, 500,000 fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), such number of shares being subject to adjustment as set forth in Section 5 of this Warrant.

       The price per share payable upon the exercise of this Warrant (such price or such other prices as may result from the adjustment specified in Section 5 of this Warrant being referred to herein as the "Warrant Price") shall be $5.00 per share. The Warrant Price shall be payable by cash or cashier's check.

       Upon delivery of this Warrant, together with an executed Notice of Exercise in the form attached hereto as Exhibit A and payment of the Warrant Price of the Shares thereby purchased, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the Warrantholder shall be entitled to receive a certificate or certificates for the Shares so purchased. Upon the date of delivery of the foregoing, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

       1. Exercise of Warrant. This Warrant may be exercised, in whole or in part as follows (with such share amounts subject to adjustment as set forth in Section 5 of this Warrant):

              (a) Joint Marketing and Promotion Program. The Warrant may be exercised for up to 175,000 Shares upon (A) the completion of the Joint Marketing and Promotion Program (as defined in the Prototype Development Agreement of even date between the Company and the Warrantholder) and (B) the execution of a firm commitment from a multiple cable system operator ("MSO") or other service provider for an evaluation program ("MSO/Service Provider Evaluation Program") of the HomePlug Alliance ("HomePlug") technology as embodied in the Company's chip sets and the prototype developed under such Prototype Development Agreement.

              (b) Market Establishment. The Warrant may be exercised for up to an additional 150,000 Shares upon (A) the completion of the program contemplated by the MSO/Service Provider Evaluation Program (whether or not such program is completed by the MSO or service provider which enters into the MSO/Service Provider Evaluation Program), including lab testing, and (B) an order from the Warrantholder to the Company of at least 20,000 of either (x) chip sets to be incorporated into the Warrantholder's broadband products,
                     (y) related accessories if such accessories are marketed or sold in conjunction with the Warrantholder's broadband products or (z) such other products and accessories mutually agreed by the Company and the Warrantholder.

              (c) Market Penetration. The Warrant may be exercised for up to an additional 175,000 Shares upon either:

                     (A) (x) the Warrantholder taking delivery directly or indirectly of 25,000 of either (I) Company chip sets following the date this Warrant becomes exercisable pursuant to Sections 1(a) and (b) of this Warrant, (II) chip sets incorporated into related accessories incorporating HomePlug compliant technology if the accessories are marketed or sold in conjunction with the Warrantholder's broadband products or (III) such other products and accessories mutually agreed by the Company and the Warrantholder and (y) the Warrantholder shipping one million (1,000,0000) broadband products incorporating HomePlug technology that is licensed from the Company or a Company licensee. The delivery of Company chip sets included in the Prototype Development Agreement and any chip sets delivered in connection with satisfaction of Sections 1(a) and (b) of this Warrant shall be credited toward this 25,000 chip set requirement

                     OR

                     (B) (x) the Warrantholder taking delivery directly or indirectly of 100,000 of either (I) Company chip sets for incorporation into broadband products following the date this Warrant becomes exercisable pursuant to Sections

                     1(a) and (b) of this Warrant, (II) chip sets incorporated into related accessories if the accessories are marketed or sold in conjunction with Warrantholder's broadband products or (III) such other products and accessories mutually agreed by the Company and the Warrantholder. The delivery of Company chip sets included in the Prototype Development Agreement and any chip sets delivered in connection with satisfaction of Sections 1(a) and (b) of this Warrant shall be credited toward this 100,000 chip set requirement.

              (d) As used herein, "indirectly" shall include the Warrantholder taking delivery of third party products incorporating Company chip sets for resale to MSO's, service providers, consumers, or others and may also include another division of Warrantholder or its affiliates taking delivery of the chip sets.

       Subject to the foregoing, the Warrant shall be exercised upon the surrender of this Warrant (with the Notice of Exercise in the form attached hereto as Exhibit A duly executed) at the principal office of the Company and through payment to the Company of the Warrant Price multiplied by the number of Shares then being purchased. The Company shall, within 10 days after such delivery, prepare a certificate for the Shares purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such reasonable time. If at any time the Warrantholder believes in good faith that the conditions to this Warrant being exercisable as set forth in items (a), (b) or (c) above have been satisfied, the Warrantholder may deliver to the Company a certificate (a "Satisfaction Certificate") to that effect. If the Company does not object in writing delivered to the Warrantholder within ten
(10) business days after the delivery of a Satisfaction Certificate, the Warrant shall be conclusively deemed to be exercisable with respect to the shares set forth in such items (a), (b) and (c). If the Company objects in writing within the time specified in the preceding sentence, the Warrantholder and the Company will use good faith efforts to resolve such objection within thirty (30) days after the delivery of the Satisfaction Certificate. If the Company and the Warrantholder are unable to reach satisfactory resolution of such objections, each party will consent to submitting this dispute to a court of competent jurisdiction for purposes of obtaining a declaratory judgment as to whether this Warrant may be exercised with respect to the shares in such items (a), (b) and
(c).

       2. Stock Fully Paid; Reservation of Shares. All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

       3.     Limitation on Transfer and Exercise.

              (a) The Company need not register a transfer of this Warrant unless the conditions specified in the legend on the front page hereof are satisfied. Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Warrantholder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in the legend, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of the Shares without having a new Warrant issued.

              (b) Subject to the conditions set forth in the legend, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrantholder or its agent or attorney. Subject to compliance with this Section 3 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

              (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

              (d) The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

       4. Rights, Preferences, Privileges and Restrictions of Common Stock. The Shares of Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Company's Restated Articles of Incorporation (the "Articles"), as such Articles may be amended from time to time in accordance with their provisions.

       5.     Adjustments.

              (a) Adjustment for Share Splits and Combinations. If the Company at any time or from time to time after the Issue Date effects a subdivision of the Company's Common Stock (the "Underlying Shares"), the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Underlying Shares issuable upon any exercise hereof shall be proportionally increased, and conversely, if the Company at any time or from time to time after the Issue Date combines the outstanding Underlying Shares into a smaller number of shares, the Warrant Price then in effect immediately before the combination shall be proportionately increased and the number of Underlying Shares issuable upon any exercise hereof shall be proportionally decreased. Any adjustment under this subsection A shall become effective at the close of business on the date such subdivision or combination becomes effective.

              (b) Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Underlying Shares entitled to receive, a dividend or other distribution payable in additional Underlying Shares, then and in each such event the Warrant Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Price then in effect by a fraction (1) the numerator of which is the total number of Underlying Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of Underlying Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Underlying Shares issuable in payment of such dividend or distribution, and the number of Underlying Shares issuable upon any exercise of this Warrant shall be increased as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date, by multiplying the number of shares issuable upon any exercise of this Warrant at such time by a fraction (1) the numerator of which shall be the total number of Underlying Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Underlying Shares issuable in payment of such dividend or distribution, and (2) the denominator of which shall be the total number of Underlying Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price and the number of Underlying Shares issuable upon any exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price shall be adjusted pursuant to this subsection (b) as of the time of actual payment of such dividends or distributions.

              (c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Underlying Shares entitled to receive, a dividend or other distribution payable in securities of the Company (other than Underlying Shares in which an adjustment is made elsewhere in this Section 4) or in other assets or property of the Company, then, and in each such event, the then existing Warrant Price shall be reduced to a price equal to the product of the then existing Warrant Price multiplied by a fraction (i) the numerator of which shall be equal to the difference of (A) the Fair Market Value (defined below) of a share of the Company's Common Stock immediately prior to such dividend or distribution less (B) the Fair Market Value of the such securities or other assets or property of the Company to be received in such dividend or distribution by a holder of one share of the Company's Common Stock, and (ii) the denominator of which shall be equal to the Fair Market Value of a share of the Company's Common Stock immediately prior to such dividend or distribution, and the number of Underlying Shares issuable upon any exercise of this Warrant shall be increased by multiplying the number of shares issuable upon any exercise of this Warrant at such time by a fraction (i) the numerator of which shall be equal to the Fair Market Value of a share of the Company's

Common Stock immediately prior to such dividend or distribution, and (ii) the denominator of which shall be equal to the difference of (A) the Fair Market Value (defined below) of a share of the Company's Common Stock immediately prior to such dividend or distribution less (B) the Fair Market Value of the such securities or other assets or property of the Company to be received in such dividend or distribution by a holder of one share of the Company's Common Stock.

              (d) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time after the Issue Date, the Common Shares or other securities issuable upon exercise of this Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
5), then and in any such event the Warrantholder of this Warrant shall have the right thereafter to exercise this Warrant into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of Common Shares or other such securities for which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

              (e) Reorganizations, Mergers, Consolidations or Transfers of Assets. If at any time or from time to time after the Issue Date there is a capital reorganization of the Underlying Shares or other securities issuable upon exercise of this Warrant (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger, consolidation or binding share exchange of the Company with or into another entity, or the transfer of all or substantially all of the Company's properties and assets to any other entity, then, as a part of such capital reorganization, merger, consolidation, exchange or transfer, provision shall be made so that the Warrantholder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities, cash or property to which a holder of the number of Common Shares or other securities deliverable upon exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, exchange or transfer in respect of such Common Shares or other securities. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the Warrantholder of this Warrant after the capital reorganization, merger, consolidation, exchange or transfer to the end that the provisions of this
Section 5 (including adjustment of the Warrant Price then in effect and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent as may be practicable. The Company shall not effect any such capital reorganization, consolidation, merger, exchange or transfer of assets unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such capital reorganization, merger, consolidation or exchange or the entity acquiring such assets or other appropriate entity shall assume, by written instrument, the obligation to deliver to the Warrantholder of this Warrant such securities, cash or other property as, in accordance with the foregoing provisions, such Warrantholder may be entitled to purchase and the other obligations of this Warrant.

              (f) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price or the number of Common Shares or other securities issuable upon exercise of this Warrant, the Company, at its expense, shall cause the Chief Financial Officer of the Company to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Warrantholder of this Warrant at the Warrantholder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the Warrant Price at the time in effect, (2) the number of Common Shares that would be received upon exercise of this Warrant and (3) the type and amount, if any, of other property which at the time would be received upon exercise of this Warrant.

              (g) Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the Underlying Shares of the Company, any merger or consolidation of the Company with or into any other entity, or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrantholder of this Warrant at least ten (10) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of the Company's Common Stock (or other securities) shall be entitled to exchange their shares of the Company's Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. The failure to give any such notice to Warrantholder shall not affect the validity of any reclassification or recapitalization of the Underlying Shares, any merger, or consolidation of the Company or any transfer of all or substantially all of the assets of the Company, or involuntary dissolution, liquidation or winding down of the Company.

       6. Public Offering Agreement. On the closing date of the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement declared effective by the Securities and Exchange Commitment, the Warrantholder shall, if requested by the underwriter retained by the Company in connection with such offering, enter into an agreement with such underwriter not to offer, sell, contract to sell, distribute, grant any option, right, or warrant for the purchase of, or pledge, hypothecate, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any of the Shares, or any securities convertible into, or exercisable or exchangeable for, Shares, or any other Shares acquired by the Warrantholder, for a period of 180 days after the closing date of the Public Offering; provided, the directors and officers of the Company enter into agreements substantially similar to that of the Warrantholder. In the event that any person or entity that is bound by a similar restriction shall be released from the restrictions of such agreement prior to the end of the 180 day period, then the Investor shall similarly be released on a pro rata basis (based on the number of shares of Common Stock held by each such person or entity) to the same extent as such person or entity.

       7.     Miscellaneous.

              (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Company's Articles, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

              (b) The terms of this Warrant shall be binding and shall inure to the benefit of any successors or assigns of the Company and of the Warrantholder.

              (c) No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

              (d) Receipt of this Warrant by the Warrantholder shall constitute acceptance of and agreement to the foregoing terms and conditions.

              (e) The Company will not, by amendment of its Articles or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

              (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

              (g) (1) The Company and the Warrantholder hereby acknowledge that exercise of this Warrant by the Warrantholder is subject to receipt of all necessary governmental consents and approvals and may subject the Company and/or the Warrantholder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and that the Warrantholder may be prevented from acquiring Common Shares upon exercise of this Warrant until receipt of all necessary governmental consents and approvals and the expiration or early termination of all waiting periods imposed by the HSR Act ("Governmental Approvals"). Promptly following the Warrantholder's notice of exercise or other written request from the Warrantholder, the Company and the Warrantholder will use their respective reasonable best efforts to make all filings necessary to obtain all Governmental Approvals. Notwithstanding the foregoing, neither the Company nor the Warrantholder of this Warrant shall be obligated to take any action to obtain any Governmental Approvals, if the taking of such action could have the direct or indirect effect of restricting, limiting or otherwise subjecting to penalty either the Company or the Warrantholder of this Warrant in the ownership of their respective assets or the conduct of their respective businesses (including, without limitation, requiring that the Warrantholder of this Warrant sell, divest or otherwise dispose of any of its assets or businesses). Subject to clause (b) below, if the Warrantholder and, to the extent applicable, the Company are not able to obtain all such Governmental Approvals on or before the Expiration Date, this Warrant will expire on the Expiration Date.

              (2) Notwithstanding anything to the contrary contained within this clause (g), if the Warrantholder has requested that the Company and the Warrantholder use their respective reasonable best efforts to make all filings necessary to obtain all Governmental Approvals at least six months prior to the Expiration Date (the "Governmental Approval Procedure"), and the necessary Governmental Approvals have not been obtained prior to the Expiration Date (despite the Warrantholder's and Company's respective reasonable best efforts to obtain such Governmental Approvals), the Exercise Period shall be extended for a period not to exceed 12 months following the Expiration Date (the "Post Expiration Period") in order to allow for receipt of the necessary Governmental Approvals.

              (h) If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

              (i) Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

              (j) This Warrant shall be governed by the laws of the State of Florida.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  August 29, 2000          INTELLON CORPORATION



                                 By:      /s/ Horst G. Sandfort
                                     ----------------------------------------
                                     Horst G. Sandfort
                                     President and Chief Executive Officer

                                    EXHIBIT B


                                FORM OF TRANSFER

                  (To be signed only upon transfer of Warrant)


       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the right represented by the attached Warrant to purchase _________ shares of Common Stock of Intellon Corporation to which the attached Warrant relates, and appoints ________________________ Attorney to transfer such right on the books of Intellon Corporation with full power of substitution in the premises.

Dated:
      ---------------------------------


                                           ------------------------------------
                                           (Signature must conform in all respects to
                                            name of Warrantholder as specified on the face
                                            of the Warrant)

                                           ------------------------------------
                                                        (Address)

Signed in the presence of:



---------------------------


* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                    EXHIBIT A


                               NOTICE OF EXERCISE

                     [To be signed upon exercise of Warrant]


       The undersigned holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______ shares of Common Stock, of Intellon Corporation, and herewith makes payment of $_______ therefor or certifies to Intellon Corporation that it has paid to Intellon Corporation in accordance with the terms of the Warrant an amount equal to $5.00 for each share of Common Stock being purchased pursuant to this Notice of Exercise (such price subject to adjustment as set forth in the Warrant), and requests that the certificates for such shares be issued in the name of, and delivered to ___________________ whose address is
_________________________________________.


Dated:
      -------------------------          ------------------------------------
                                                    (Signature)

                                         ------------------------------------
                                                       (Name)

                                         ------------------------------------
                                                     (Address)